Number Existing/New Category SEC Rule Public Dissemination Data Field Description Conditionality Data Type Precision Scale Format Valid Values Sample Validation Rules Narrative 1 Existing Primary 901.c.1 Y Product ID Prefix The prefix value for the type of Product ID provided. R Text 40 ISDA ISDA 2 Existing Primary 901.c.1 Y Product ID Value The ISDA Taxonomy representing the product structure. R Text 256 Please refer to the Valid Values Product ID tab Credit:SingleName:Corporate:NorthAmericanCorporate 3 Existing Primary 901.c.1.i Y Option Style An indication of the style of the option transaction. C Text 20 "European, American, Bermudan" European Conditional; Required for Swaptions as observed in the Product ID Value 4 Existing Primary 901.c.1.i Y Option Type An indication of the type of option. C Text 20 "Put, Call" Put Conditional; Required for Swaptions as observed in the Product ID Value 5 Existing Primary 901.c.1.i Y Primary Asset Class Indicates asset class associated to the message. R Text 20 Credit Credit 6 Existing Primary 901.c.1.i Y Reference Entity The name of the underlying security. R Text 250 ABC Corporation 7 Existing Primary 901.c.1.i Y Reference Entity ID The unique Markit RED ID of the reference entity. O Text 9 6 or 9 alphanumeric characters 2Y973E 8 Existing Primary 901.c.1.i Y Reference Obligation The ISIN or CUSIP of the obligations associated to the security. O Text 12 XS123456789A 9 Existing Primary 901.c.1.i Y Reference Price Price of the security of a CDS on MBS/EMBS. C Numeric 18 7 100.23 Conditional; Required for MBS and EMBS; Optional for Reduced Swap Validations 10 Existing Primary 901.c.1.ii Y Effective Date The date that the reportable transaction becomes effective. R Date 10 YYYY-MM-DD 2015-01-01 11 Existing Primary 901.c.1.iii Y Option expiration An indication of the date after which the option is no longer available for exercise. C Date 10 YYYY-MM-DD 2019-01-01 Conditional; Required for Swaptions as observed in the Product ID Value 12 Existing Primary 901.c.1.iii Y Scheduled Termination Date "The maturity, termination, or end date of the transaction." R Date 10 YYYY-MM-DD 2019-01-01 13 Existing Primary 901.c.1.iv Y Fixed Amount Payment Delay Applicable This field describes if a payment delay is applicable. C Text 1 "Yes, No" Yes "Conditional; Optional for MBS, EMBS and Reduced Swap Validations. Otherwise, not allowed. " 14 Existing Primary 901.c.1.iv Y Initial Payment Amount "A fixed payment amount paid by the initial amount payer, agreed at trade inception for index products." O Numeric 18 5 12345.12 15 Existing Primary 901.c.1.iv Y Initial Payment Currency The currency for the 'Initial Payment Amount'. C Text 3 3-digit ISO currency code (ISO 4217) USD "Conditional; Required when Initial Payment Amount is present. Otherwise, not allowed." 16 Existing Primary 901.c.1.iv Y Payment Frequency Period 1 "Denotes a time period describing how often parties to the reportable swap transaction exchange payments associated with each party?s obligation under the reportable swap transaction. " C Text 40 "M, T, D, W, Y Note: A value of ""T"" is only supported on csv submissions." M "Conditional; Required only if the Fixed Rate is not zero, else optional. Note: A value of ""T"" is only supported on csv submissions." 17 Existing Primary 901.c.1.iv Y Payment Frequency Period Multiplier 1 Identifies the payment frequency multiplier. An integer multiplier of a time period describing how often the parties to the reportable transaction exchange payments associated with each party?s obligation under the reportable swap transaction. C Numeric 6 0 "0,1,2,3,4,5,6,7,8,9,10,11,12" 3 "Conditional; Required only if the Fixed Rate is not zero, else optional" 18 Existing Primary 901.c.1.iv Y Single Payment Amount "A fixed payment amount paid by the initial amount payer, agreed at trade inception for single name products." O Numeric 18 5 12345.12 19 Existing Primary 901.c.1.iv Y Single Payment Currency The currency of the 'Single Payment Amount'. C Text 3 3-digit ISO currency code (ISO 4217) USD "Conditional, Required when Single payment amount is provided. Otherwise, not allowed." 20 Existing Primary 901.c.1.iv Y Single Payment Date The date on which the Single Payment Amount is made. C Date 10 YYYY-MM-DD 2015-01-01 "Conditional, Required when Single payment amount is provided. Otherwise, not allowed." 21 Existing Primary 901.c.2 Y Original Execution Timestamp The date and time of the original execution timestamp of the transaction. R DateTime 20 YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-04-10T15:24:42Z The date portion of the Original Execution Date must be the same as the Trade Date. 22 Existing Primary 901.c.3 Y Option Strike Price The level or price at which an option may be exercised. C Numeric 18 7 1232.23 Conditional; Required for Swaptions as observed in the Product ID Value 23 Existing Primary 901.c.3 Y Option premium The amount paid to enter into an Option. C Numeric 18 5 100000 Conditional; Required for Swaptions as observed in the Product ID Value 24 Existing Primary 901.c.3 Y Option premium currency The currency associated with the Option Premium. C Text 3 3-digit ISO currency code (ISO 4217) USD Conditional; Required for Swaptions as observed in the Product ID Value 25 Existing Primary 901.c.3 Y Price Notation - Price Type 1 The quoting type associated with the Price Notation. C Text 200 "Percentage, Price, Basis points " Price Conditional; Required if value submitted in Price Notation Price 1 26 Existing Primary 901.c.3 Y Price Notation - Price 1 The quoted price at time of trade execution. R Numeric 30 18 123.1234568 27 Existing Primary 901.c.4 Y Notional Amount 1 Identifies the notional amount. R Numeric 18 5 1234567.123 28 Existing Primary 901.c.4 Y Notional Currency/Units 1 Identifies the currency of the Notional Amount. R Text 3 3-digit ISO currency code (ISO 4217) USD 29 Existing "Primary (Inter-dealer), Secondary (role)" 901.c.5 Y Trade Party 1 Role Indication of registration status for Party 1. R Text 20 "SBSD ,MSBSP, non-SBSD/MSBSP" SBSD This field will also be used to identify the Inter-dealer status for Public Price Dissemination as per Rule 901 ( c ) 5 30 Existing "Primary (Inter-dealer), Secondary (role)" 901.c.5 Y Trade Party 2 Role Indication of registration status for Party 2. R Text 20 "SBSD ,MSBSP, non-SBSD/MSBSP" MSBSP This field will also be used to identify the Inter-dealer status for Public Price Dissemination as per Rule 901 ( c ) 5 31 Existing Primary (Intent to clear); Secondary (Clearing agency name) 901.c.6; 901.d.6 Y Clearer Prefix Prefix of Clearing DCO C Text 40 LEI LEI "Conditional: Required when Clearer field is populated with an LEI. Otherwise, Not Applicable." 32 Existing Primary (Intent to clear); Secondary (Clearing agency name) 901.c.6; 901.d.6 Y Clearer Value "Indication if the trade will be cleared, and where. " R Text 200 """false"" or LEI of clearer" F226TOH6YD6XJB17KS62 "This field will be used to identify ""intent to clear"" designation under 901.c.6 and will also be used to name the clearing agency under 901.d.6" 33 Existing Primary 901.c.7;907.a.4 Y Inter-Affiliate Indicate whether the transaction is between two affiliated entities. R Boolean 5 "True, False" True 34 Existing Primary 901.c.7;907.a.4 Y Nonstandard Flag "Provides an indication that the transaction has one or more additional term(s) or provision(s) not indicated that materially affect(s) the price of the reportable swap transaction. " R Text 5 "True, False" False 35 New Primary 901.c.7;907.a.4 Y Pricing Context Identifies characteristic or circumstance that makes the trade off-market. O Text 200 "ClearingForcedTrade, DefaultTransaction, PackageOrBespoke" ClearingForcedTrade 36 Existing Primary 901.c.7;907.a.4 Y Compressed Trade Indication that the transaction has been subject to or is the result of compression. R Text 10 "True, False" False 37 Existing Secondary 901.d.1 N Trade Party 1 Prefix "Prefix for the ID in the Trade Party 1 Value field. This field will be used to validate the value provided in ""Trade Party 1 Value""" R Text 40 "Internal, LEI" LEI "If Trade Party 1 Role = ""SBSD"" or ""MSBSP"", then Trade Party 1 Prefix must be ""LEI""" "DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption. In which case, an ""Internal"" prefix indication is acceptable" 38 Existing Secondary 901.d.1 N Trade Party 1 Value The ID of Trade Party 1 associated to the Trade Party 1 Prefix. R Text 200 B4TYDEB6GKMZO031MB27 "If Trade Party 1 Prefix is populated with ""LEI"", then the Trade Party 1 Value must be populated with a valid LEI (digit check 20 characters). If Trade Party 1 Prefix is populated with ""Internal"", then the Trade Party 1 Value (client assigned internal ID) and Trade Party 1 Name must be populated. " "DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption. In which case, an ""Internal"" prefix indication is acceptable" 39 Existing Secondary 901.d.1 N Trade Party 2 Prefix "Prefix for the ID in the Trade Party 2 Value field. This field will be used to validate the value provided in ""Trade Party 2 Value""" R Text 40 "Internal, LEI" LEI "If Trade Party 2 Role = ""SBSD"" or ""MSBSP"", then Trade Party 2 Prefix must be ""LEI""" "DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption. In which case, an ""Internal"" prefix indication is acceptable" 40 Existing Secondary 901.d.1 N Trade Party 2 Value The ID of Trade Party 2 associated to the Trade Party 2 Prefix. R Text 200 7LTWFZYICNSX8D621K86 "If Trade Party 2 Prefix is populated with ""LEI"", then the Trade Party 2 Value must be populated with a valid LEI (digit check 20 characters). If Trade Party 2 Prefix is populated with ""Internal"", then the Trade Party 2 Value (client assigned internal ID) and Trade Party 2 Name must be populated. " "DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption. In which case, an ""Internal"" prefix indication is acceptable" 41 New Secondary 901.d.1 N Indirect counterparty ID - Party 1 Prefix "The Prefix for the ID in the ""Indirect counterparty ID - Party 1 Value"" field. This field will be used to validate the value provided in ""Indirect counterparty ID - Party 1 Value"" " O Text 40 "Internal, LEI" LEI 42 New Secondary 901.d.1 N Indirect counterparty ID - Party 1 Value "The ID or name of the Indirect Counterparty of Trade Party 1 Value. If prefix is LEI, then LEI Id required." O Text 200 B4TYDEB6GKMZO031MB27 43 New Secondary 901.d.1 N Indirect counterparty ID - Party 2 Prefix "The Prefix for the ID in the ""Indirect counterparty ID - Party 2 Value"" field. This field will be used to validate the value provided in ""Indirect counterparty ID - Party 2 Value"" " O Text 40 "Internal, LEI" LEI 44 New Secondary 901.d.1 N Indirect counterparty ID - Party 2 Value "The ID or name of the Indirect Counterparty of Trade Party 2 Value. If prefix is LEI, then LEI ID required" O Text 200 7LTWFZYICNSX8D621K86 45 Existing Secondary 901.d.1 N Name of Trade Party 1 Legal Name of Trade Party 1. C Text 200 ABC Corporation "Conditional; Required if If Trade Party 1 Prefix is ""Internal""" 46 Existing Secondary 901.d.1 N Name of Trade Party 2 Legal Name of Trade Party 2. C Text 200 XYZ Firm "Conditional; Required if If Trade Party 2 Prefix is ""Internal""" 47 Existing Secondary 901.d.2 N Broker Id Party 1 Prefix Prefix of the Broker for Trade Party 1 if applicable. C Text 40 LEI LEI "Conditional: Required when Broker ID Party 1 Value is populated. Otherwise, Not Applicable. " 48 Existing Secondary 901.d.2 N Broker Id Party 1 Value Indicates the LEI of the Broker for Trade Party 1 if applicable. O Text 200 LEI only acceptable value B4TYDEB6GKMZO031MB27 49 Existing Secondary 901.d.2 N Broker Id Party 2 Prefix Prefix of the Broker for Trade Party 1 if applicable. C Text 40 LEI LEI "Conditional: Required when Broker ID Party 2 Value is populated. Otherwise, Not Applicable. " 50 Existing Secondary 901.d.2 N Broker Id Party 2 Value Indicates the LEI of the Broker for Trade Party 2 if applicable. O Text 200 LEI only acceptable value 7LTWFZYICNSX8D621K86 51 Existing Secondary 901.d.2 N Desk ID Party 1 The client assigned identifier for the Desk ID of Trade Party 1. O Text 10 A128HJ 52 Existing Secondary 901.d.2 N Desk ID Party 2 The client assigned identifier for the Desk ID of Trade Party 2. O Text 10 KIU89IKS 53 Existing Secondary 901.d.2 N Execution Agent Party 1 Prefix Prefix of the Execution Agent for Trade Party 1 if applicable. C Text 40 LEI LEI "Conditional: Required when Execution Agent ID Party 1 Value is populatedI. Otherwise, Not Applicable. " 54 Existing Secondary 901.d.2 N Execution Agent Party 1 Value LEI of execution agent. O Text 200 LEI only acceptable value 549300LRSNKYDM4Q4635 55 Existing Secondary 901.d.2 N Execution Agent Party 2 Prefix Prefix of the Execution Agent for Trade Party 2 if applicable. C Text 40 LEI LEI "Conditional: Required when Execution Agent ID Party 2 Value is populated Otherwise, Not Applicable. " 56 Existing Secondary 901.d.2 N Execution Agent Party 2 Value LEI of execution agent. O Text 200 LEI only acceptable value 549300LRSNKYDM4Q4635 57 New Secondary 901.d.2 N Branch ID Location Party 1 The location of the Branch for Trade Party 1 O Text 40 2-digit ISO country code (ISO 3166-3) - 2-digit ISO Subdivision code (ISO 3166-2) - number US-NY-1 The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location. 58 New Secondary 901.d.2 N Branch ID Location Party 2 The location of the Branch for Trade Party 2 O Text 40 2-digit ISO country code (ISO 3166-3) - 2-digit ISO Subdivision code (ISO 3166-2) - number US-NY-2 The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location. 59 Existing Secondary 901.d.2 N Trader ID Party 1 ID of the Trader for Party 1 C Text 10 ABC123 Either Tader ID Party 1 or Trader ID Party 2 must be populated 60 Existing Secondary 901.d.2 N Trader ID Party 2 ID of the Trader for Party 2 C Text 10 XYZ456 Either Tader ID Party 1 or Trader ID Party 2 must be populated 61 Existing Secondary 901.d.3 N Buyer prefix Prefix for the LEI in the Buyer value field. R Text 40 "Internal, LEI" LEI 62 Existing Secondary 901.d.3 N Buyer value "For swaps, the LEI of the Trade Party buying protection. For Swaptions, the LEI of the Trade Party paying the premium." R Text 200 B4TYDEB6GKMZO031MB27 Buyer value must match either Trade Party 1 Value or Trade Party 2 Value. 63 Existing Secondary 901.d.3 N Day Count Fraction Determination of the number of days in the accrual period for the transaction to calculate the interest payment. R Text 200 Please refer to the Valid Values Day Count tab ACT/360 64 Existing Secondary 901.d.3 N Fixed Rate (per annum) The fixed rate of the contract. R Numeric 11 10 Enter .119 for fixed rate value of 11.9%. Do not enter % sign in cell 0.119 65 Existing Secondary 901.d.3 N Initial Factor "The part of the mortgage that is outstanding on trade inception, i.e. has not been repaid yet as principal. It is expressed as a multiplier factor to the mortgage: 1 means that the whole mortgage amount is outstanding, 0.8 means that 20% has been repaid." C Numeric 12 9 1.23456789 "Conditional; Optional for MBS, EMBS and Reduced Swap Validations. Otherwise, not allowed. " 66 Existing Secondary 901.d.3 N Interest Shortfall Cap Applicable Indicates if interest shortfall is applicable to the transaction C Text 1 "Y, N" Y "Conditional; Required for MBS and EMBS; Optional for Reduced Swap Validations. Otherwise, not allowed. " 67 Existing Secondary 901.d.3 N Interest Shortfall Cap Basis Indicates the Cap Basis of the Interest Shortfall C Text 10 "Fixed, Variable" Fixed "Conditional; Required if Interest Shortfall Cap Applicable is ""Y"". Otherwise Not Allowed" 68 Existing Secondary 901.d.3 N Interest Shortfall Compounding Applicable Indicates if Interest Shortfall compounding is applicable C Text 1 "Y, N" Y "Conditional; Required if Interest Shortfall Cap Applicable is ""Y"". Otherwise Not Allowed" 69 Existing Secondary 901.d.3 N Optional Early Termination Applicable Indicates if Early Termination is applicable on the transaction C Boolean 5 "Y, N" N "Conditional; Required for MBS and EMBS; Optional for Reduced Swap Validations. Otherwise, not allowed. " 70 Existing Secondary 901.d.3 N Single / Initial Payment Amount Payer The payer of the Single or Initial Amount. C Text 200 B4TYDEB6GKMZO031MB27 "Conditional, Required when single/ initial payment amount is present. Otherwise, not allowed. This field must match to either Trade Party 1 or Trade Party 2" 71 Existing Secondary 901.d.3 N Single / Initial Payment Amount Receiver The receiver of the Single or Initial Amount. C Text 200 7LTWFZYICNSX8D621K86 "Conditional, Required when single/ initial payment amount is present. Otherwise, not allowed. This field must match either Trade Party 1 or Trade Party 2." 72 Existing Secondary 901.d.3 N Underlying Fixed Rate Payer (Buyer) "If the Option Type is ?Payer?, the Swaption Buyer. If the Option Type is ?Receiver?, the Swaption Seller." C Text 200 B4TYDEB6GKMZO031MB27 Conditional; Required for Swaptions as observed in the Product ID Value. This field must match either Trade Party 1 or Trade Party 2 73 Existing Secondary 901.d.3 N Underlying Float Rate Payer (Seller) "If the Option Type is ?Payer?, the Swaption Seller. if the Option Type is ?Receiver?, the Swaption Buyer." C Text 200 7LTWFZYICNSX8D621K86 Conditional; Required for Swaptions as observed in the Product ID Value. This field must match either Trade Party 1 or Trade Party 2 74 Existing Secondary 901.d.4 N Master Agreement Date The agreement executed between the parties to the trade and intended to govern all applicable Credit derivatives transactions between those parties. C Date 10 YYYY-MM-DD 2014-01-01 "Conditional; Required when the Documentation Type field has a value of CreditDerivativesPhysicalSettlementMatrix. Otherwise, Not Allowed." 75 Existing Secondary 901.d.4 N Master Document Transaction Type "Represents the ""Master Confirmation Transaction Type"" for a Single-Name or Index trade that uses the Master Confirm form of documentation. Represents the ""Transaction Type"" for a Single-Name trade that uses the Matrix form of documentation." C Text 200 Please refer to the Valid Values MDTT tabs ISDA2003CreditNorthAmerican "Conditional; Optional on Snapshot messages, Reduced Swap Validation and Reduced Option Validation. Otherwise, required." 76 Existing Secondary 901.d.4 N Documentation Type Indicates if documentation type is Matrix or Standards Terms Supplement C Text 100 "CreditDerivativesPhysicalSettlementMatrix StandardTermsSupplement" CreditDerivativesPhysicalSettlementMatrix "Conditional; Required when the Master Document Transaction Type field contains a Matrix-related value. Otherwise Not Allowed. For a Master Confirm trade, leave blank. For a Matrix trade, use the valueCreditDerivativesPhysicalSettlementMatrix" 77 New Secondary 901.d.4 N Collateral agreement title The title of the collateral agreement O Text 200 Credit Support Annex Agreement 78 New Secondary 901.d.4 N Collateral agreement date The date of the collateral agreement O Date 10 YYYY-MM-DD 2014-01-01 79 New Secondary 901.d.4 N Other agreement title The title of other agreement O Text 200 ACME Support Agreement 80 New Secondary 901.d.4 N Other agreement date The date of other agreement O Date 10 YYYY-MM-DD 2014-01-01 81 Existing Secondary 901.d.5 N Legal Final Maturity Date The date upon which all principal and interest must be repaid. C Date 10 YYYY-MM-DD 2019-01-01 "Conditional; Required for MBS and EMBS; Optional for Reduced Swap Validations. Otherwise, not allowed. " 82 Existing Secondary 901.d.5 N Recovery Price The price specifies the recovery level to be applied on a default. C Numeric 16 10 1.23 Required for Fixed Recovery and Recovery Lock. 83 Existing Secondary 901.d.5 N Restructuring Events This field indicates if restructuring applies to the transaction. O Text 200 0 "Y, N" Y 84 New Secondary 901.d.7 N Clearing Exception Type Indicates the type of clearing exception invoked on the transaction. O Text 40 "Enduserexemption, Affiliateexemption" Affiliateexemption 85 Existing Secondary 901.d.7 N Clearing Exception Party Prefix Prefix for the Clearing Exception Party Value C Text 20 0 "Internal, LEI" "Conditional; Required if Clearing Exception Type = ""Enduserexemption""" 86 Existing Secondary 901.d.7 N Clearing Exception Party Value LEI of the Clearing Exception Party for end-user clearing exceptions. O Text 200 B4TYDEB6GKMZO031MB27 "Conditional, Required if Clearing Exception Party Prefix is submitted. Otherwise, not allowed." 87 Existing Secondary 901.d.8 N Exercise Event Type The settlement terms if the option is exercised. C Text 10 "Physical, Cash" Cash Conditional; Required for Transaction Type = Exercise on Swaptions as observed in the Product ID Value. Optional for Transaction Type = Exercise on Reduced Swap Validations. 88 Existing Secondary 901.d.8 N Settlement Currency The currency of settlement. O Text 3 3-digit ISO currency code (ISO 4217) USD 89 Existing Secondary 901.d.8 N Swaption Settlement Style The settlement terms which apply to the transaction. C Text 20 "Physical, Cash" Cash Conditional; Required for Swaptions as observed in the Product ID Value 90 Existing Secondary 901.d.9 N Execution Venue The exchange or execution facility on which the trade was executed. O Text 20 LEI only acceptable value 5493003IUYOH354SNS58 Must be valid LEI 91 Existing Secondary 901.d.9 N Execution Venue Prefix The prefix for the Execution Venue O Text 20 LEI 92 Existing LifeCycle 901.e.1.i N Affected Notional Amount Identifies the change in notional from the notional previously reported. C Numeric 18 5 100000 "Required for increase, novation, exercise, partial termination for all messages except Snapshot messages. " 'Novated Amount' for an Assignment. 'Increase in Notional Amount' for an Increase. 'Decrease in Notional Amount' for a Partial Termination. 'Exercised Amount' for an Exercise. 93 Existing LifeCycle 901.e.1.i N Affected Notional Currency The currency related to the Affected Notional Amount when submitted. C Text 3 3-digit ISO currency code (ISO 4217) USD Required when Affected Notional is provided. 94 Existing GTR 901.e.1.i N Event ID Party 1 A value provided by the user representing the lifecycle event for party 1. C Text 16 EVENTID1 "This field is required when ""Transaction Type"" contains PartialTermination, Increase, Amendment, Novation, Exercise, Compression for PET, PET-CONFIRM, CONFIRM messages" 95 Existing GTR 901.e.1.i N Event ID Party 2 A value provided by the user representing the lifecycle event for party 2. C Text 16 EVENTID2 "This field is required when ""Transaction Type"" contains PartialTermination, Increase, Amendment, Novation, Exercise, Compression for PET, PET-CONFIRM, CONFIRM messages" 96 Existing LifeCycle 901.e.1.i N Event Processing ID "Indicates when the trade is part of a multi-transaction event (e.g. credit event, compression). " O Text 40 CREDITEVENT_01 97 Existing LifeCycle 901.e.1.i N Execution Timestamp The date and time of execution of the post trade transaction. C DateTime 20 YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-04-10T15:24:42Z Required for any post trade event 98 Existing GTR 901.e.1.i N Lifecycle Event Describes the event type of the record being submitted. C Text 40 "Trade, PartialTermination, Increase, Amendment, Novation, NovationTrade, Exercise, Backload, Modify, Cancel, ValuationUpdate, CorporateAction For exit only: Error, RaisedInError, Compression, PortfolioCompression PartialTermination, Termination, Amendment, Novation, Exercise" Termination Required for any post trade events submitted on Snapshot messages. 99 Existing LifeCycle 901.e.1.i N Post Trade Effective Date The date the modification of a transaction becomes effective. O Date 10 YYYY-MM-DD 2015-01-01 'Termination Effective Date' for a Partial Termination. 'Increase Effective Date for an Increase. 'Novation Date' for an Assignment. 'Amendment Effective Date' for an Amendment. 100 Existing LifeCycle 901.e.1.i N Post Trade Payment Amount This field represents an amount payable in connection with the modification of a transaction. O Numeric 18 5 24455.55 'Increase Payment Amount' for an Increase. 'Termination Payment Amount' for a Partial Termination. 'Amendment Payment Amount' for an Amendment. 'Exercise Payment Amount' 101 Existing LifeCycle 901.e.1.i N Post Trade Payment Currency "The currency for the 'Post Trade Payment Amount'. " C Text 3 3-digit ISO currency code (ISO 4217) USD "Conditional, Required when Post Trade Payment Amount is provided" 102 Existing LifeCycle 901.e.1.i N Post Trade Payment Date The date on which the post trade payment is made. C Date 10 YYYY-MM-DD 2015-01-01 "Conditional, Required when Post Trade Payment Amount is provided" 'Increase Payment Date' for an Increase. 'Termination Payment Date' for a Partial Termination. 'Amendment Payment Date' for an Amendment. 'Exercise Payment Date' for an Exercise. 103 Existing LifeCycle 901.e.1.i N Post Trade Payment Payer The party paying the post trade payment amount. C Text 200 B4TYDEB6GKMZO031MB27 "Conditional, Required when Post Trade Payment Amount is provided. This field must match either Trade Party 1 or Trade Party 2." 'Increase Payment Payer' for an Increase. 'Termination Payment Payer' for a Partial Termination. 'Amendment Payment Payer' for an Amendment. 'Exercise Payment Payer' for an Exercise. 104 Existing LifeCycle 901.e.1.i N Post Trade Payment Receiver The party receiving the post trade payment amount. C Text 200 7LTWFZYICNSX8D621K86 Conditional: Required when Post Trade Payment Amount is provided. This field should match either Trade Party 1 or Trade Party 2 'Increase Payment Receiver' for an Increase. 'Termination Payment Receiver' for a Partial Termination. 'Amendment Payment Receiver' for an Amendment. 'Exercise Payment Receiver' for an Exercise. 105 Existing LifeCycle 901.e.1.i N Prior UTI "Indicates the prior transaction ID of a swap resulting from an allocation, termination, novation, assignment, compression or clearing. " O Text 200 ANC03032814582568647972480698046 106 Existing GTR 901.e.1.i N Transaction Type "The Type of Transaction being submitted, whether for a new submission or post trade event. " R Text 30 "Trade,PartialTermination, Increase, Amendment, Novation, NovationTrade, Exercise, Exit, Compression" Trade 107 Existing LifeCycle 901.e.1.i N Remaining Party prefix The Prefix for the ID value submitted in Remaining Party Value. C Text 40 "Internal, LEI" LEI Conditional; Required when transaction type is Novation-Trade or Novation. For all other transactions it is Not Applicable. 108 Existing LifeCycle 901.e.1.i N Remaining Party value The ID for the Remaining Party. This field represents the remaining party of a novated or assigned trade. C Text 200 B4TYDEB6GKMZO031MB27 "Conditional; Required when Remaining Party Prefix is populated; Otherwise, Not Applicable. Remaining Party must match either Trade Party 1 or Trade Party 2" 109 Existing LifeCycle 901.e.1.i N Transferee Prefix The Prefix for the ID value submitted in 'Transferee value'. C Text 40 "Internal, LEI" LEI Conditional; Required when transaction type is Novation-Trade. For all other transactions it is Not Applicable. 110 Existing LifeCycle 901.e.1.i N Transferee value The ID of the Transferee. This field represents the Trade Party that steps into an existing trade as a result of a novation or assignment. C Text 200 E57ODZWZ7FF32TWEFA76 "Conditional; Required when Transferee (EE) Prefix is populated; Otherwise, Not Applicable. Transferee must match either Trade Party 1 or Trade Party 2" 111 Existing LifeCycle 901.e.1.i N Transferor Prefix The Prefix for the ID value submitted in 'Transferor value'. C Text 40 "Internal, LEI" LEI Conditona; Required when transaction type is Novation. For all other transactions it is Not Applicable. 112 Existing LifeCycle 901.e.1.i N Transferor value "The ID of the Transferor. This field represents the Trade Party that has assigned or novated the trade to the Transferee. This is the ""step-out"" party of the original trade." C Text 200 7LTWFZYICNSX8D621K86 "Conditional; Required when Transferor (OR) Prefix is populated; Otherwise, Not Applicable. Transferor must match either Trade Party 1 or Trade Party 2" 113 Existing Secondary 901.g; 901.d.10; 901.e.2 N UTI Unique transaction Identifier assigned to a swap. R Text 200 ANC03032814582568647972480698046 114 Existing GTR 902.c.7 N Allocation Indicator An indication that the swap is a post-allocation or a pre-allocation swap. O Text 20 "Pre-Allocation, Post Allocation, PreAllocation, PostAllocation" Pre-Allocation 115 Existing GTR 13n?5(b)(1)(iii) N Confirmation Type "Indicates if the PET or Confirmation submission is a paper document or an electronic document. ""Not Confirmed"" indicates a transaction that will not have a confirmation (i.e. internal trade)." R Text 30 "Electronic, Non-Electronic, NonElectronic, NotConfirmed" Electronic 116 Existing GTR 13n?5(b)(1)(iii) N Data Submitter Message ID This field allows a client to submit their own message ID for internal purposes. O Text 256 123456ABC65A 117 Existing GTR 13n?5(b)(1)(iii) N Data Submitter prefix "Prefix for the value provided in the ""Data Submitter value""." R Text 40 LEI 118 Existing GTR 13n?5(b)(1)(iii) N Data Submitter value The LEI for the Submitter. R Text 200 B4TYDEB6GKMZO031MB27 119 Existing GTR DDR required Y Action "This is a DTCC control field, which describes the action to be applied to the trade message." R Text 20 "New, Modify, Cancel" New 120 Existing GTR DDR required N As of Date Time This is the timestamp that the user is providing for the lifecycle event or new transaction. C DateTime 20 YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-03-28T12:25:00Z This field is required only for SNAPSHOT messages This field is used by the SBSDR for sequencing to build the current state of the transaction record. 121 Existing GTR DDR required N Message Type "This field will describe the type of TR message being submitted (Confirmation, PET, Realtime, Snapshot etc.)." R Text 20 "RT, PET, Confirm, Snapshot, PET-Confirm, Verification, " Confirm 122 Existing GTR DDR required N Party 1 Reporting Obligation This field identifies the regulator the submitter has requested the message be sent to. C Text 250 "SEC, SEC* " SEC Either Reporting Obligation 1 or Reporting Obligation 2 must be populated """SEC*"" is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925: ""the Commission will consider requests for exemptions from the requirement under Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps.""" 123 Existing GTR DDR required N Party 2 Reporting Obligation This field identifies the regulator the submitter has requested the message be sent to. C Text 250 "SEC, SEC* S" SEC Either Reporting Obligation 1 or Reporting Obligation 2 must be populated """SEC*"" is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925: ""the Commission will consider requests for exemptions from the requirement under Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps.""" 124 Existing GTR DDR required N Submitted For Prefix The Prefix for the Submitted for Value R Text 40 LEI "Conditional, required if the Submitted for value is not ""both""" 125 Existing GTR DDR required N Submitted For value The ID of the party the transaction is submitted for. R Text 200 7LTWFZYICNSX8D621K86 126 Existing GTR DDR required N Trade Date The date on which the trade was executed. R Date 10 YYYY-MM-DD 2015-01-01 127 Existing GTR DDR required N sendTo Used for routing messages to DTCC's GTR data centers. O Text 40 "DTCCGTR, DTCCUS, DTCCEU, DTCCSG Multiple values can be provided if the message needs to be routed to more than one data center. The value will be semicolon (;) separated" DTCCUS Valid Product IDs Swap/ Option Product Credit:SingleName:Corporate:AsiaCorporate Swap CDS Credit:SingleName:Corporate:AustraliaCorporate Swap CDS Credit:SingleName:Corporate:EmergingEuropeanCorporate Swap CDS Credit:SingleName:Corporate:EmergingEuropeanCorporateLPN Swap CDS Credit:SingleName:Corporate:EuropeanCorporate Swap CDS Credit:SingleName:Corporate:JapanCorporate Swap CDS Credit:SingleName:Corporate:LatinAmericaCorporate Swap CDS Credit:SingleName:Corporate:LatinAmericaCorporateBond Swap CDS Credit:SingleName:Corporate:LatinAmericaCorporateBondOrLoan Swap CDS Credit:SingleName:Corporate:NewZealandCorporate Swap CDS Credit:SingleName:Corporate:NorthAmericanCorporate Swap CDS Credit:SingleName:Corporate:SingaporeCorporate Swap CDS Credit:SingleName:Corporate:StandardAsiaCorporate Swap CDS Credit:SingleName:Corporate:StandardAustraliaCorporate Swap CDS Credit:SingleName:Corporate:StandardEmergingEuropeanCorporate Swap CDS Credit:SingleName:Corporate:StandardEmergingEuropeanCorporateLPN Swap CDS Credit:SingleName:Corporate:StandardEuropeanCorporate Swap CDS Credit:SingleName:Corporate:StandardJapanCorporate Swap CDS Credit:SingleName:Corporate:StandardLatinAmericaCorporateBond Swap CDS Credit:SingleName:Corporate:StandardLatinAmericaCorporateBondOrLoan Swap CDS Credit:SingleName:Corporate:StandardNewZealandCorporate Swap CDS Credit:SingleName:Corporate:StandardNorthAmericanCorporate Swap CDS Credit:SingleName:Corporate:StandardSingaporeCorporate Swap CDS Credit:SingleName:Corporate:StandardSubordinatedEuropeanInsuranceCorporate Swap CDS Credit:SingleName:Corporate:StandardSukukCorporate Swap CDS Credit:SingleName:Corporate:SubordinatedEuropeanInsuranceCorporate Swap CDS Credit:SingleName:Corporate:SukukCorporate Swap CDS Credit:SingleName:Muni:USMunicipalFullFaithAndCredit Swap CDS Credit:SingleName:Muni:USMunicipalGeneralFund Swap CDS Credit:SingleName:Muni:USMunicipalRevenue Swap CDS Credit:SingleName:Sovereign:AsiaSovereign Swap CDS Credit:SingleName:Sovereign:AustraliaSovereign Swap CDS Credit:SingleName:Sovereign:EmergingEuropeanAndMiddleEasternSovereign Swap CDS Credit:SingleName:Sovereign:JapanSovereign Swap CDS Credit:SingleName:Sovereign:LatinAmericaSovereign Swap CDS Credit:SingleName:Sovereign:NewZealandSovereign Swap CDS Credit:SingleName:Sovereign:SingaporeSovereign Swap CDS Credit:SingleName:Sovereign:StandardAsiaSovereign Swap CDS Credit:SingleName:Sovereign:StandardAustraliaSovereign Swap CDS Credit:SingleName:Sovereign:StandardEmergingEuropeanAndMiddleEasternSovereign Swap CDS Credit:SingleName:Sovereign:StandardJapanSovereign Swap CDS Credit:SingleName:Sovereign:StandardLatinAmericaSovereign Swap CDS Credit:SingleName:Sovereign:StandardNewZealandSovereign Swap CDS Credit:SingleName:Sovereign:StandardSingaporeSovereign Swap CDS Credit:SingleName:Sovereign:StandardSukukSovereign Swap CDS Credit:SingleName:Sovereign:StandardWesternEuropeanSovereign Swap CDS Credit:SingleName:Sovereign:SukukSovereign Swap CDS Credit:SingleName:Sovereign:WesternEuropeanSovereign Swap CDS Credit:TotalReturnSwap Swap Swap Reduced Validation Credit:SingleName:Muni:StandardUSMunicipalFullFaithandCredit Swap CDS Credit:SingleName:Muni:StandardUSMunicipalGeneralFund Swap CDS Credit:SingleName:Muni:StandardUSMunicipalRevenue Swap CDS Credit:Swaptions:Corporate:CDSSwaption Option CDSSwaption Credit:Swaptions:Muni:CDSSwaption Option CDSSwaption Credit:Swaptions:Sovereign:CDSSwaption Option CDSSwaption Credit:IndexTranche:ABX:ABXTranche Swap CDT Credit:IndexTranche:CDX:CDXTrancheHY Swap CDT Credit:IndexTranche:CDX:CDXTrancheIG Swap CDT Credit:IndexTranche:CDX:CDXTrancheXO Swap CDT Credit:IndexTranche:CDX:StandardCDXTrancheHY Swap CDT Credit:IndexTranche:CDX:StandardCDXTrancheIG Swap CDT Credit:IndexTranche:CDXStructuredTranche:CDXBlendedTranche Swap CDT Credit:IndexTranche:CDXStructuredTranche:CDXRiskyZeroTranche Swap CDT Credit:IndexTranche:iTraxx:iTraxxAsiaExJapanTranche Swap CDT Credit:IndexTranche:iTraxx:iTraxxAustraliaTranche Swap CDT Credit:IndexTranche:iTraxx:iTraxxEuropeTranche Swap CDT Credit:IndexTranche:iTraxx:iTraxxJapanTranche Swap CDT Credit:IndexTranche:iTraxx:StandardiTraxxEuropeTranche Swap CDT Credit:IndexTranche:iTraxxStructuredTranche:iTraxxBlendedTranche Swap CDT Credit:IndexTranche:iTraxxStructuredTranche:iTraxxRiskyZeroTranche Swap CDT Credit:IndexTranche:LCDX:LCDXTranche Swap CDT Credit:IndexTranche:LCDX:StandardLCDXBulletTranche Swap CDT Credit:IndexTranche:MCDX:MCDXTranche Swap CDT Credit:Index:ABX:ABXHE Swap CDX Credit:Index:CDX:CDXEmergingMarkets Swap CDX Credit:Index:CDX:CDXEmergingMarketsDiversified Swap CDX Credit:Index:CDX:CDXHY Swap CDX Credit:Index:CDX:CDXIG Swap CDX Credit:Index:CDX:CDXXO Swap CDX Credit:Index:LCDX:StandardLCDXBullet Swap CDX Credit:Index:CMBX:CMBX Swap CDX Credit:Index:IOS:IOS Swap IOS Credit:Index:iTraxx:iTraxxAsiaExJapan Swap CDX Credit:Index:iTraxx:iTraxxAustralia Swap CDX Credit:Index:iTraxx:iTraxxEurope Swap CDX Credit:Index:iTraxx:iTraxxJapan Swap CDX Credit:Index:iTraxx:iTraxxLevX Swap CDX Credit:Index:iTraxx:ItraxxSDI Swap CDX Credit:Index:iTraxx:iTraxxSovX Swap CDX Credit:Index:LCDX:LCDX Swap CDX Credit:Index:MCDX:MCDX Swap CDX Credit:Swaptions:CDX:CDXSwaption Option CDXSwaption Credit:Swaptions:iTraxx:iTraxxAsiaExJapanSwaption Option CDXSwaption Credit:Swaptions:iTraxx:iTraxxAustraliaSwaption Option CDXSwaption Credit:Swaptions:iTraxx:iTraxxEuropeSwaption Option CDXSwaption Credit:Swaptions:iTraxx:iTraxxJapanSwaption Option CDXSwaption Credit:Swaptions:iTraxx:iTraxxSovXSwaption Option CDXSwaption Credit:Swaptions:MCDX:MCDXSwaption Option CDXSwaption Credit:SingleName:Loans:ELCDS Swap ELCDS Credit:SingleName:ABS:EuropeanMBS Swap EMBS Credit:SingleName:RecoveryCDS:FixedRecoverySwaps Swap Fixed Recovery Credit:SingleName:Loans:LCDS Swap LCDS Credit:SingleName:Loans:StandardLCDSBullet Swap LCDS Credit:SingleName:ABS:CDSonCDO Swap MBS Credit:SingleName:ABS:MBS Swap MBS Credit:Index:MBX:MBX Swap MBX Credit:Index:PO:PO Swap PO Credit:Index:PrimeX:PrimeX Swap PrimeX Credit:SingleName:RecoveryCDS:RecoveryLocks Swap Recovery Lock Credit:Exotic:Corporate:Refobonly Swap Swap Reduced Validation Credit:Exotic:Other Swap Swap Reduced Validation Credit:Exotic:StructuredCDS:ContingentCDS Swap Swap Reduced Validation Credit:Exotic:StructuredCDS:FirsttoDefaultNthtoDefault Swap Swap Reduced Validation Credit:Exotic:StructuredCDS:BespokeTranche Swap Swap Reduced Validation Credit:Exotic:StructuredCDS:IndexContingentCDS Swap Swap Reduced Validation Credit:Index:TRX:TRX Swap TRX Credit:Index:SP:SP Swap CDX alid Values for Master Doc Transaction Type Swap Instrument/ Product - For Mapping Master Document Transaction Type "Represents the ""Master Confirmation Transaction Type"" for a single name CDS trade that uses the Master Confirm form of documentation and must contain one of the following values:" ISDA2003CreditNorthAmerican CDS ISDA2003CreditEuropean CDS ISDA2003CreditAsia CDS ISDA2003CreditJapan CDS ISDA2003CreditAustraliaNewZealand CDS ISDA2003CreditSingapore CDS ISDA2004CreditSovereignAsia CDS ISDA2004CreditSovereignEmergingEuropeanAndMiddleEastern CDS ISDA2004CreditSovereignJapan CDS ISDA2004CreditSovereignLatinAmerican CDS ISDA2004CreditSovereignWesternEuropean CDS 2014CreditNorthAmerican CDS 2014CreditNorthAmericanFinancial CDS 2014CreditEuropean CDS 2014CreditEuropeanFinancial CDS 2014CreditAsia CDS 2014CreditAsiaFinancial CDS 2014CreditJapan CDS 2014CreditJapanFinancial CDS 2014CreditAustraliaNewZealand CDS 2014CreditAustraliaNewZealandFinancial CDS 2014CreditSingapore CDS 2014CreditSingaporeFinancial CDS 2014CreditSovereignAsia CDS 2014CreditSovereignEmergingEuropeanAndMiddleEastern CDS 2014CreditSovereignJapan CDS 2014CreditSovereignLatinAmerican CDS 2014CreditSovereignWesternEuropean CDS "Represents the ""Transaction Type"" for a single name CDS trade that uses the Matrix form of documentation and must contain one of the following values:" AsiaCorporate CDS AsiaSovereign CDS AustraliaCorporate CDS AustraliaSovereign CDS EmergingEuropeanCorporate CDS EmergingEuropeanCorporateLPN CDS EmergingEuropeanAndMiddleEasternSovereign CDS EuropeanCorporate CDS JapanCorporate CDS JapanSovereign CDS LatinAmericaCorporate CDS LatinAmericaCorporateBond CDS LatinAmericaCorporateBondOrLoan CDS LatinAmericaSovereign CDS NewZealandCorporate CDS NewZealandSovereign CDS NorthAmericanCorporate CDS SingaporeCorporate CDS SingaporeSovereign CDS SubordinatedEuropeanInsuranceCorporate CDS USMunicipalFullFaithAndCredit CDS USMunicipalGeneralFund CDS USMunicipalRevenue CDS WesternEuropeanSovereign CDS SukukCorporate CDS SukukSovereign CDS AsiaFinancialCorporate CDS AustraliaFinancialCorporate CDS EmergingEuropeanFinancialCorporate CDS EmergingEuropeanFinancialCorporateLPN CDS EuropeanFinancialCorporate CDS EuropeanCoCoFinancialCorporate CDS JapanFinancialCorporate CDS LatinAmericaFinancialCorporateBond CDS LatinAmericaFinancialCorporateBondOrLoan CDS NewZealandFinancialCorporate CDS NorthAmericanFinancialCorporate CDS SingaporeFinancialCorporate CDS SukukFinancialCorporate CDS "Represents the ""Master Confirmation Transaction Type"" for a Standard CDS trade that uses the Master Confirm form of documentation and must contain one of the following values:" ISDA2003StandardCreditNorthAmerican CDS ISDA2003StandardCreditEuropean CDS 2014StandardCreditNorthAmerican CDS 2014StandardCreditEuropean CDS 2014StandardCreditEuropeanFinancial CDS "Represents the ""Master Confirmation Transaction Type"" for a Standard Credit Derivative trade that uses the Master Confirm form of documentation and must contain one of the following values:" ISDA2003StandardCreditNorthAmerican CDS ISDA2003StandardCreditEuropean CDS ISDA2004StandardCreditSovereignWesternEuropean CDS ISDA2004StandardCreditSovereignEmergingEuropeanAndMiddleEastern CDS ISDA2004StandardCreditSovereignLatinAmerican CDS ISDA2003StandardCreditAustraliaNewZealand CDS ISDA2003StandardCreditAsia CDS ISDA2003StandardCreditSingapore CDS ISDA2004StandardCreditSovereignAsia CDS ISDA2003StandardCreditJapan CDS ISDA2004StandardCreditSovereignJapan CDS 2014StandardCreditNorthAmerican CDS 2014StandardCreditNorthAmericanFinancial CDS 2014StandardCreditEuropean CDS 2014StandardCreditEuropeanFinancial CDS 2014StandardCreditSovereignWesternEuropean CDS 2014StandardCreditSovereignEmergingEuropeanAndMiddleEastern CDS 2014StandardCreditSovereignLatinAmerican CDS 2014StandardCreditAustraliaNewZealand CDS 2014StandardCreditAustraliaNewZealandFinancial CDS 2014StandardCreditAsia CDS 2014StandardCreditAsiaFinancial CDS 2014StandardCreditSingapore CDS 2014StandardCreditSingaporeFinancial CDS 2014StandardCreditSovereignAsia CDS 2014StandardCreditJapan CDS 2014StandardCreditJapanFinancial CDS 2014StandardCreditSovereignJapan CDS "Represents the ""Transaction Type"" for a Standard Credit Derivative trade that uses the Matrix form of documentation and must contain one of the following values:" StandardNorthAmericanCorporate CDS StandardEuropeanCorporate CDS StandardSubordinatedEuropeanInsuranceCorporate CDS StandardWesternEuropeanSovereign CDS StandardEmergingEuropeanCorporateLPN CDS StandardEmergingEuropeanCorporate CDS StandardLatinAmericaCorporateBond CDS StandardLatinAmericaCorporateBondOrLoan CDS StandardLatinAmericaSovereign CDS StandardEmergingEuropeanAndMiddleEasternSovereign CDS StandardAustraliaCorporate CDS StandardAustraliaSovereign CDS StandardNewZealandCorporate CDS StandardNewZealandSovereign CDS StandardAsiaCorporate CDS StandardAsiaSovereign CDS StandardSingaporeCorporate CDS StandardSingaporeSovereign CDS StandardJapanCorporate CDS StandardJapanSovereign CDS StandardSukukCorporate CDS StandardSukukSovereign CDS StandardUSMunicipalFullFaithAndCredit CDS StandardUSMunicipalGeneralFund CDS StandardUSMunicipalRevenue CDS StandardLCDSBullet LCDS StandardNorthAmericanFinancialCorporate CDS StandardEuropeanFinancialCorporate CDS StandardEuropeanCoCoFinancialCorporate CDS StandardEmergingEuropeanFinancialCorporateLPN CDS StandardEmergingEuropeanFinancialCorporate CDS StandardLatinAmericaFinancialCorporateBond CDS StandardLatinAmericaFinancialCorporateBondOrLoan CDS StandardAustraliaFinancialCorporate CDS StandardNewZealandFinancialCorporate CDS StandardAsiaFinancialCorporate CDS StandardSingaporeFinancialCorporate CDS StandardJapanFinancialCorporate CDS StandardSukukFinancialCorporate CDS "Represents the ""Standard Terms Supplement Type"" for a single name CDS trade (which always uses the Standards Terms form of documentation) and must contain one of the following values:" StandardTermsSupplement CDS & LCDS CDSonLeveragedLoans ELCDS CDSSwaption CDSSwaption EuropeanCMBS EMBS EuropeanRMBS EMBS "Represents the ""Master Confirmation Transaction Type"" for an Index trade that uses the Master Confirm form of documentation and must contain the following value:" 2003CreditIndex CDX 2014CreditIndex CDX "Represents the ""Standard Terms Supplement Type"" for an Index trade that uses the Standard Terms form of documentation and must contain one of the following values:" CDX CDX CDXEmergingMarkets CDX CDXEmergingMarketsDiversified CDX IOS IOS iTraxxAsiaExJapan CDX iTraxxAustralia CDX iTraxxCJ CDX iTraxxEurope CDX iTraxxJapan CDX iTraxxLevX CDX iTraxxSDI75Dealer CDX iTraxxSDI75NonDealer CDX iTraxxSovX CDX LCDX CDX MCDX CDX TRX TRX TRX.II TRX iTraxxEuropeDealer CDX iTraxxEuropeNonDealer CDX PrimeX PrimeX PO PO CDXSwaption CDXSwaption iTraxxEuropeSwaption CDX iTraxxAsiaExJapanSwaption CDX iTraxxAustraliaSwaption CDX iTraxxJapanSwaption CDX iTraxxSovXSwaption CDX MBX MBX ABX CDX CMBX CDX SP CDX "Represents the ""Standard Terms Supplement Type"" for a Standard Credit Derivative Index trade" StandardLCDXBullet CDX "Represents the ""Standard Terms Supplement Type"" for an Index Tranche trade (which always uses the Standards Terms form of documentation) and must contain one of the following values:" ABXTranche CDT CDXEmergingMarketsDiversifiedTranche CDT CDXTranche CDT iTraxxAsiaExJapanTranche CDT iTraxxAustraliaTranche CDT iTraxxCJTranche CDT iTraxxEuropeTranche CDT iTraxxJapanTranche CDT LCDXTranche CDT "Represents the ""Standard Terms Supplement Type"" for an Standard Credit Derivative Index Tranche trade " StandardCDXTranche CDT StandardLCDXBulletTranche CDT StandardiTraxxEuropeTranche CDT Day Count Fraction 1/1 "When used in conjunction with a Definitions Type of ISDA2000, ""1/1"" refers to the Annex to the 2000 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (a) and therefore equates to ""1/1"" which is specified as 1." "When used in conjunction with a Definitions Type of ISDA2006, ""1/1"" refers to the 2006 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (a) and therefore equates to ""1/1"" which is specified as 1." "Generally not defined in the DRV. Using this value with in conjunction with a DRV, where it is not defined, means using the meaning described in the 2006 ISDA Definitions." ACT/365L "Per 2006 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (i)." "if ?ACT/365L? is specified, the actual number of days in the Calculation Period or Compounding Period in respect of which payment is being made divided by 365 (or, if the later Period End Date of the Calculation Period or Compounding Period falls in a leap year, divided by 366)." ACT/ACT.ISDA "When used in conjunction with a Definitions Type of ISDA2000, ""ACT/ACT.ISDA"" refers to the Annex to the 2000 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (b), and therefore equates to any of ""Actual/365"", ""Act/365"", ""A/365"", ""Actual/Actual"" or ""Act/Act""." "When used in conjunction with a Definitions Type of ISDA2006, ""ACT/ACT.ISDA"" refers to the 2006 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (b), and therefore equates to any of ""Actual/Actual"", ""Actual/Actual (ISDA)"", ""Act/Act"" or ""Act/Act (ISDA)""." "When used in conjunction with a Definitions Type of DRV, ACT/ACT.ISDA refers to 365/365 act/act ISDA." ACT/ACT.ICMA ACT/ACT.ICMA should not be used in conjunction with a Definitions Type of ISDA2000. "When used in conjunction with a Definitions Type of ISDA2006 ""ACT/ACT.ICMA"" refers to the 2006 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (c), and therefore equates to ""Actual/Actual (ICMA)"" or ""Act/Act (ICMA)""." "When used in conjunction with a Definitions Type of DRV, ACT/ACT.ICMA refers to 365/365 act/act ICMA." ACT/ACT.AFB "The Fixed/Floating Amount will be calculated in accordance with the ""BASE EXACT/EXACT"" day count fraction, as defined in the ""Definitions Communes a plusieurs Additifs Techniques"" published by the Association Francaise des Banques in September 1994. Not defined under ISDA. Using this value with in conjunction with a Definitions Type of ISDA means the Fixed/Floating Amount will be calculated in accordance with the ""BASE EXACT/EXACT"" day count fraction, as defined in the ""Definitions Communes a plusieurs Additifs Techniques"" published by the Association Francaise des Banques in September 1994. Generally not defined in the DRV. Using this value with in conjunction with a Definitions Type of DRV, where it is not defined, means the Fixed/Floating Amount will be calculated in accordance with the ""BASE EXACT/EXACT"" day count fraction, as defined in the ""Definitions Communes a plusieurs Additifs Techniques"" published by the Association Francaise des Banques in September 1994." ACT/365.FIXED "When used in conjunction with a Definitions Type of ISDA2000, ""ACT/365.FIXED"" refers to the Annex to the 2000 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (c) and therefore equates to any of ""Actual/365 (Fixed)"", ""Act/365 (Fixed)"", ""A/365 (Fixed)"" or ""A/365F""." "When used in conjunction with a Definitions Type of ISDA2006, ""ACT/365.FIXED"" refers to the 2006 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (d), and therefore equates to any of ""Actual/365 (Fixed)"", ""Act/365 (Fixed)"", ""A/365 (Fixed)"" or ""A/365F""." "When used in conjunction with a Definitions Type of DRV, ""Actual/365.Fixed"" refers to 366/365." ACT/360 "When used in conjunction with a Definitions Type of ISDA2000, ""ACT/360"" refers to the Annex to the 2000 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (d) and therefore equates to any of ""Actual/360"", ""Act/360"" or ""A/360""." "When used in conjunction with a Definitions Type of ISDA2006, ""ACT/360"" refers to the 2006 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (e) and therefore equates to any of ""Actual/360"", ""Act/360"" or ""A/360""." "When used in conjunction with a Definitions Type of DRV, ""Actual/360"" refers to ""365/360""." 30/360 "When used in conjunction with a Definitions Type of ISDA2000, ""30/360"" refers to the Annex to the 2000 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (e), and therefore equates to any of ""30/360"", ""360/360"" or ""Bond Basis"". " "When used in conjunction with a Definitions Type of ISDA2006, ""30/360"" refers to the 2006 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (f), and therefore equates to any of ""30/360"", ""360/360"" or ""Bond Basis"". " "When used in conjunction with a Definitions Type of DRV, ""30/360"" refers to ""360/360""." 30E/360 "When used in conjunction with a Definitions Type of ISDA2000 ""30E/360"" refers to the Annex to the 2000 ISDA Definitions (June 2000 Version), Section 4.16. Day Count Fraction, paragraph (f), and therefore equates to ""30E/360? or ?Eurobond Basis?." "When used in conjunction with a Definitions Type of ISDA2006 ""30E/360"" refers to the 2006 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (g), and therefore equates to ""30E/360"" or ?Eurobond basis""." "Generally not defined in the DRV. Using this value in conjunction with a Definitions Type of ""DRV"", where it is not defined, means using the meaning described in the 2006 ISDA Definitions." BUS/252 "Only used for BRL-CDI and should be specified on both the Fixed and Floating legs. For the Fixed Leg Day Count Fraction ""BUS/252"" means Calculation Days divided by 252, where ""Calculation Days"" is ""As of the Trade Date, the number of Brazil Business Days from and including the Effective Date to but excluding the Termination Date. The Floating Leg Day Count Fraction is not used to calculate the Floating Amount, which is instead calculated according to the CDI Product formula. Within the CDI Product formula, N means, the number of Brazil Business Days (each such day, a ?Reset Date?) from and including the Effective Date to but excluding the Termination Date." 30E/360.ISDA 30E/360.ISDA should not be used in conjunction with a Definitions Type of ISDA2000. "When used in conjunction with a Definitions Type of ISDA2006 ""30E/360.ISDA"" refers to the 2006 ISDA Definitions, Section 4.16. Day Count Fraction, paragraph (h), and therefore equates to ""30E/360 (ISDA)"". Generally not defined in the DRV. Using this value with in conjunction with a DRV, where it is not defined, means using the meaning described in the 2006 ISDA Definitions." Other Any of them which do not fit to the above definitions Version Exhibit GG1 DDR Credit Matrix original v2 Change currency code to 3-digit ISO currency code (ISO 4217) v2 "Added valid values to clearer value field: ""false"" or LEI of clearer" v2 Added validation rule to trade party 1 prefix and trade party 2 prefix v2 Added lifecycle event enumerations v2 Added valid values for clearing exception type v2 Added clearing exception party prefix field v2 "Change Category (Column C) for Trade Party 1 Role and Trade Party 2 Role from ""Primary"" to ""Primary (Inter-dealer), Secondary (role)""" v2 "Change Category (Column C) for Clearer Value from ""Primary"" to ""Primary (Intent to clear); Secondary (Clearing agency name)""" v2 "Change name of field from ""Trade party 1 Name"" & ""Trade Party 2 Name"" to ""Name of Trade Party 1"" and ""Name of Trade Party 2"" respectively" v2 Changed name of the file to Credit-SEC-Data-Elements for consistency across asset classes v3 Format updates v4 "Added clearer prefix, broker id 1/2 prefix execution agent id 1/2 prefix, trade party 1/2 branch prefix, execution venue prefix. Update to transferee, transferor and remaining party validation rules" V5 Change Non Standard Flag from O to R v6 Removed Off Market Flag field v6 Change Pricing Context from C to O; changed valid values. v6 Remove Branch Prefix and Value fields and replace with Branch ID Location v6 Remove UIC Product ID field v7 Update to definition of Restructuring Events v7 "Branch ID Location column B changed to ""New"""